Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS AND TWELVE MONTHS ENDED May 1, 2011 AND May 2, 2010
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 1,	May 2,	% Over	May 1,	May 2,
	2011	2010	(Under)	2011	2010

Net sales	$60,363	57,243	5.5%	100.0%	100.0%
Cost of sales	49,080	45,843	7.1%	81.3%	80.1%
Gross profit	11,283	11,400	(1.0)%	18.7%	19.9%

Selling, general and
administrative expenses	6,525	6,090	7.1%	10.8%	10.6%
Restructuring expense (credit)	28	(52)	N.M.	0.0%	(0.1)%
Income from operations	4,730	5,362	(11.8)%	7.8%	9.4%

Interest expense	222	288	(22.9)%	0.4%	0.5%
Interest income	(96)	(36)	166.7%	(0.2)%	(0.1)%
Other (income) expense	(71)	114	N.M.	(0.1)%	0.2%
Income before income taxes	4,675	4,996	(6.4)%	7.7%	8.7%

Income taxes*	(1,315)	(436)	201.6%	(28.1)%	(8.7)%
Net income	$5,990	5,432	10.3%	9.9%	9.5%

Net income per share-basic	$0.46	$0.42	9.5%
Net income per share-diluted	$0.45	$0.41	9.8%
Average shares outstanding-basic	13,030	12,801	1.8%
Average shares outstanding-diluted	13,217	13,200	0.1%

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 1,	May 2,	% Over	May 1,	May 2,
	2011	2010	(Under)	2011	2010

Net sales	$216,806	206,416	5.0%	100.0%	100.0%
Cost of sales	179,966	167,639	7.4%	83.0%	81.2%
Gross profit	36,840	38,777	(5.0)%	17.0%	18.8%

Selling, general and
administrative expenses	21,069	22,805	(7.6)%	9.7%	11.0%
Restructuring expense (credit)	28	(370)	N.M.	0.0%	(0.2)%
Income from operations	15,743	16,342	(3.7)%	7.3%	7.9%

Interest expense	881	1,314	(33.0)%	0.4%	0.6%
Interest income	(240)	(116)	106.9%	(0.1)%	(0.1)%
Other expense	40	828	(95.2)%	0.0%	0.4%
Income before income taxes	15,062	14,316	5.2%	6.9%	6.9%

Income taxes*	(1,102)	1,128	N.M.	(7.3)%	7.9%
Net income	$16,164	13,188	22.6%	7.5%	6.4%

Net income per share-basic	$1.25	$1.04	20.2%
Net income per share-diluted	$1.22	$1.01	20.8%
Average shares outstanding-basic	12,959	12,709	2.0%
Average shares outstanding-diluted	13,218	13,057	1.2%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
MAY 1, 2011 AND MAY 2, 2010
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	May 1,	* May 2,	(Decrease)
	2011	2010	Dollars	Percent

Current assets
Cash and cash equivalents	$23,181	$18,295	4,886	26.7%
Short-term investments	7,699	3,023	4,676	154.7%
Accounts receivable	20,209	19,822	387	2.0%
Inventories	28,723	26,002	2,721	10.5%
Deferred income taxes	293	150	143	95.3%
Assets held for sale	75	123	(48)	(39.0	) %
Income taxes receivable	79	728	(649)	(89.1	) %
Other current assets	2,376	1,698	678	39.9%
Total current assets	82,635	69,841	12,794	18.3%

Property, plant and equipment, net	30,296	28,403	1,893	6.7%
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	3,606	324	3,282	1,013.0%
Other assets	2,052	2,568	(516)	(20.1	) %

Total assets	$130,051	$112,598	17,453	15.5%

Current liabilities
Current maturities of long-term debt	$2,412	$196	2,216	1,130.6%
Accounts payable - trade	24,871	22,278	2,593	11.6%
Accounts payable - capital expenditures	140	567	(427)	(75.3	) %
Accrued expenses	7,617	9,613	(1,996)	(20.8	) %
Accrued restructuring	44	324	(280)	(86.4	) %
Deferred income taxes	82	-	82	100.0%
Income taxes payable - current	646	224	422	188.4%
Total current liabilities	35,812	33,202	2,610	7.9%

Income taxes payable - long-term	4,167	3,876	291	7.5%
Deferred income taxes	596	982	(386)	(39.3	) %
Long-term debt , less current maturities	9,135	11,491	(2,356)	(20.5	) %

Total liabilities	49,710	49,551	159	0.3%

Shareholders' equity	80,341	63,047	17,294	27.4%

Total liabilities and
shareholders' equity	$130,051	$112,598	17,453	15.5%

Shares outstanding	13,264	13,052	212	1.6%

* Derived from audited financial statements

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED MAY 1, 2011 AND MAY 2, 2010
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	May 1,	May 2,
	2011	2010

Cash flows from operating activities:
Net income	$16,164	13,188
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	4,372	4,010
Amortization of other assets	442	548
Stock-based compensation	360	834
Deferred income taxes	(3,390)	(148)
Restructuring expenses, net of gain on sale of related assets	28	(170)
Gain on sale of equipment	(22)	(65)
Excess tax benefits related to stock-based compensation	(339)	(429)
Foreign currency exchange (gains) losses	(115)	688
Changes in assets and liabilities:
Accounts receivable	(199)	(1,684)
Inventories	(2,579)	(2,020)
Other current assets	(621)	(418)
Other assets	(3)	(67)
Accounts payable	2,110	5,157
Accrued expenses	(2,286)	2,853
Accrued restructuring	(280)	(529)
Income taxes	1,179	(171)
Net cash provided by operating activities	14,821	21,577

Cash flows from investing activities:
Capital expenditures	(6,352)	(7,431)
Purchase of short-term investments	(6,713)	(3,023)
Proceeds from the sale of short-term investments	2,037	-
Proceeds from the sale of equipment	79	583
Net cash used in investing activities	(10,949)	(9,871)

Cash flows from financing activities:
Payments on vendor-financed capital expenditures	(377)	(985)
Payments on capital lease obligation	-	(626)
Payments on long-term debt	(179)	(4,789)
Debt issuance costs	(27)	(15)
Excess tax benefits related to stock-based compensation	339	429
Proceeds from common stock issued	769	673
Net cash provided by (used in) financing activities	525	(5,313)

Effect of exchange rate changes on cash and cash equivalents	489	105

Increase in cash and cash equivalents	4,886	6,498

Cash and cash equivalents at beginning of period	18,295	11,797

Cash and cash equivalents at end of period	$23,181	18,295

Free Cash Flow (1)	$8,999	13,652

(1) Free Cash Flow reconciliation is as follows:
			FY 2011	FY 2010
A	)	Net cash provided by operating activities	$14,821	21,577
B	)	Minus: Capital Expenditures	(6,352)	(7,431)
C	)	Add: Proceeds from the sale of equipment	79	583
D	)	Minus: Payments on vendor-financed capital expenditures	(377)	(985)
E	)	Minus: Payments on capital lease obligation	-	(626)
F	)	Add: Excess tax benefits related to stock-based compensation	339	429
G	)	Effects of exchange rate changes on cash and cash equivalents	489	105
			$8,999	13,652

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MAY 1, 2011 AND MAY 2, 2010
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts						Percent of Total Sales
	May 1,		May 2,		% Over		May 1,		May 2,
Net Sales by Segment	2011		2010		(Under)		2011		2010

Mattress Fabrics	$35,187		33,418		5.3%		58.3%		58.4%
Upholstery Fabrics	25,176		23,825		5.7%		41.7%		41.6%

Net Sales	$60,363		57,243		5.5%		100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$7,632		7,407		3.0%		21.7%		22.2%
Upholstery Fabrics	3,651		4,008		(8.9	) %	14.5%		16.8%
Subtotal	11,283		11,415		(1.2	) %	18.7%		19.9%

Restructuring related charges	-		(15)	(2)	(100.0	) %	0.0%		(0.0	) %

Gross Profit	$11,283		11,400		(1.0	) %	18.7%		19.9%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$2,395		2,482		(3.5	) %	6.8%		7.4%
Upholstery Fabrics	2,839		2,385		19.0%		11.3%		10.0%
Unallocated Corporate expenses	1,291		1,223		5.6%		2.1%		2.1%
Selling, General and Administrative expenses	6,525		6,090		7.1%		10.8%		10.6%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$5,236		4,925		6.3%		14.9%		14.7%
Upholstery Fabrics	813		1,623		(49.9	) %	3.2%		6.8%
Unallocated corporate expenses	(1,291)		(1,223)		5.6%		(2.1	) %	(2.1	) %
Subtotal	4,758		5,325		(10.6	) %	7.9%		9.3%

Restructuring and related (charges) credit	(28)	(1)	37	(2)	N.M.		(0.0	) %	0.1%

Operating income	$4,730		5,362		(11.8	) %	7.8%		9.4%

Depreciation by Segment

Mattress Fabrics	$1,024		838		22.2%
Upholstery Fabrics	143		130		10.0%
Subtotal	1,167		968		20.6%

Notes:

(1)	The $28 represents an impairment charge related to equipment associated with the upholstery fabrics segment that are classified as held for sale.

(2)
The $15 restructuring related charge represents other operating costs associated with closed plant facilities. The $37 restructuring and related credit represents a credit of $43 for sales proceeds received on equipment with no carrying value, a credit of $16 for employee termination benefits, offset by a charge of $15 for other operating costs associated with closed plant facilities and a charge of $7 for lease termination and other exit costs.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 1, 2011 AND MAY 2, 2010
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts						Percent of Total Sales
	May 1,		May 2,		% Over		May 1,		May 2,
Net Sales by Segment	2011		2010		(Under)		2011		2010

Mattress Fabrics	$122,431		114,848		6.6%		56.5%		55.6%
Upholstery Fabrics	94,375		91,568		3.1%		43.5%		44.4%

Net Sales	$216,806		206,416		5.0%		100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$23,248		23,652		(1.7	) %	19.0%		20.6%
Upholstery Fabrics	13,592		15,183		(10.5	) %	14.4%		16.6%
Subtotal	36,840		38,835		(5.1	) %	17.0%		18.8%

Restructuring related charges	-		(58)	(2)	(100.0	) %	0.0%		(0.0	) %

Gross Profit	$36,840		38,777		(5.0	) %	17.0%		18.8%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$7,875		8,178		(3.7	) %	6.4%		7.1%
Upholstery Fabrics	9,233		9,227		0.1%		9.8%		10.1%
Unallocated Corporate expenses	3,961		5,400		(26.6	) %	1.8%		2.6%
Subtotal	21,069		22,805		(7.6	) %	9.7%		11.0%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$15,373		15,474		(0.7	) %	12.6%		13.5%
Upholstery Fabrics	4,359		5,956		(26.8	) %	4.6%		6.5%
Unallocated corporate expenses	(3,961)		(5,400)		(26.6	) %	(1.8	) %	(2.6	) %
Subtotal	15,771		16,030		(1.6	) %	7.3%		7.8%

Restructuring and related (charges) credit	(28)	(1)	312	(2)	N.A		(0.0	) %	0.2%

Operating income	$15,743		16,342		(3.7	) %	7.3%		7.9%

Return on Capital (3)

Mattress Fabrics	29.5%		32.7%
Upholstery Fabrics	36.3%		56.3%
Unallocated Corporate	N/A		N/A
Consolidated	24.9%		28.3%

Capital Employed (3)

Mattress Fabrics	52,632		47,202		11.5%
Upholstery Fabrics	10,317		11,861		(13.0	) %
Unallocated Corporate	(428)		(1,767)		N/A
Consolidated	62,521		57,296		9.1%

Depreciation by Segment

Mattress Fabrics	$3,820		3,458		10.5%
Upholstery Fabrics	552		552		0.0%
Subtotal	4,372		4,010		9.0%

Notes:

(1)	This $28 represents an impairment charge of $28 related to equipment associated with the upholstery fabrics segment that are classified as held for sale, a charge of $10 for lease termination and other exit costs, offset by a credit of $10 for sales proceeds received on equipment with no carrying value.

(2)	The $58 restructuring related charge represents a charge of $108 for other operating costs associated with closed plant facilities,offset by a credit of $50 for the sale of inventory previously reserved for. The $312 restructuring and related creditrepresents a credit of $186 for employee termination benefits, a credit of $170 for sales proceeds received on equipmentwith no carrying value, a credit of $50 for the sale of inventory previously reserved for, a credit of $14 for lease termination and other exit costs, offset by a charge of $108 for other operating costs associated with closed plant facilities.

(3)	The capital employed balances are as of May 1, 2011 and May 2, 2010. See pages 6 and 7 of this financial information releasefor calculations.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 1, 2011
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Twelve		Return on
	Months	Average	Avg.
	Ended	Capital	Capital
	May 1,	Employed	Employed
	2011 (1)	(3)	(2)

Mattress Fabrics	$15,373	$52,131	29.5%
Upholstery Fabrics	4,359	11,995	36.3%
(less: Unallocated Corporate)	(3,961)	(848)	N/A
Total	$15,771	$63,278	24.9%

Average Capital Employed	As of the three Months Ended May 1, 2011				As of the three Months Ended January 30, 2011				As of the three Months Ended October 31, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	66,637	25,929	37,485	130,051	63,830	22,623	27,424	113,877	65,485	22,277	24,146	111,908
Total liabilities	(14,005)	(15,612)	(20,093)	(49,710)	(9,876)	(10,117)	(19,784)	(39,777)	(10,634)	(10,275)	(19,495)	(40,404)

Subtotal	$52,632	$10,317	$17,392	$80,341	$53,954	$12,506	$7,640	$74,100	$54,851	$12,002	$4,651	$71,504
Less:
Cash and cash equivalents	-	-	(23,181)	(23,181)	-	-	(17,259)	(17,259)	-	-	(15,262)	(15,262)
Short-term investments	-	-	(7,699)	(7,699)	-	-	(5,518)	(5,518)	-	-	(4,035)	(4,035)
Deferred income taxes - current	-	-	(293)	(293)	-	-	(296)	(296)	-	-	(176)	(176)
Income taxes receivable	-	-	(79)	(79)	-	-	(407)	(407)	-	-	(477)	(477)
Deferred income taxes - non-current	-	-	(3,606)	(3,606)	-	-	(1,322)	(1,322)	-	-	(1,391)	(1,391)
Current maturities of long-term debt	-	-	2,412	2,412	-	-	2,400	2,400	-	-	2,396	2,396
Deferred income taxes - current			82	82	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	646	646	-	-	289	289	-	-	90	90
Income taxes payable - long-term	-	-	4,167	4,167	-	-	3,934	3,934	-	-	3,890	3,890
Deferred income taxes - non-current	-	-	596	596	-	-	622	622	-	-	622	622
Long-term debt, less current maturities	-	-	9,135	9,135	-	-	9,166	9,166	-	-	9,209	9,209

Total Capital Employed	$52,632	$10,317	$(428)	$62,521	$53,954	$12,506	$(751)	$65,709	$54,851	$12,002	$(483)	$66,370

	As of the three Months Ended August 1, 2010				As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	66,919	24,415	21,763	113,097	61,922	25,420	25,256	112,598
Total liabilities	(14,902)	(11,126)	(19,943)	(45,971)	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$52,017	$13,289	$1,820	$67,126	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(14,045)	(14,045)	-	-	(18,295)	(18,295)
Short-term investments	-	-	(4,009)	(4,009)			(3,023)	(3,023)
Deferred income taxes - current	-	-	(138)	(138)	-	-	(150)	(150)
Income taxes receivable	-	-	(568)	(568)	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(245)	(245)	-	-	(324)	(324)
Current maturities of long-term debt	-	-	194	194	-	-	196	196
Deferred income taxes - current	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	182	182	-	-	224	224
Income taxes payable - long-term	-	-	3,877	3,877	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	666	666	-	-	982	982
Long-term debt, less current maturities	-	-	11,453	11,453	-	-	11,491	11,491

Total Capital Employed	$52,017	$13,289	$(813)	$64,493	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$52,131	$11,995	$(848)	$63,278

Notes:

(1)	Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.

(2)
Return on average capital employed represents operating income for fiscal 2011 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the five periods ending May 2,2010, August 1,2010, October 31, 2010, January 30, 2011, and May 1, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 2, 2010
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Twelve		Return on
	Months	Average	Avg.
	Ended	Capital	Capital
	May 2, 2010 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$15,474	$47,339	32.7%
Upholstery Fabrics	5,956	10,587	56.3%
(less: Unallocated Corporate)	(5,400)	(1,349)	N/A
Total	$16,030	$56,577	28.3%

Average Capital Employed	As of the three Months Ended May 2, 2010				As of the three Months Ended January 31, 2010				As of the three Months Ended November 1, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	61,922	25,420	25,256	112,598	58,609	25,928	21,971	106,508	56,686	19,598	22,496	98,780
Total liabilities	(14,720)	(13,559)	(21,272)	(49,551)	(10,066)	(13,527)	(25,991)	(49,584)	(10,625)	(10,461)	(24,416)	(45,502)

Subtotal	$47,202	$11,861	$3,984	$63,047	$48,543	$12,401	$(4,020)	$56,924	$46,061	$9,137	$(1,920)	$53,278
Less:
Cash and cash equivalents	-	-	(18,295)	(18,295)	-	-	(15,994)	(15,994)	-	-	(19,575)	(19,575)
Short-term investments	-	-	(3,023)	(3,023)	-	-	(3,021)	(3,021)	-	-	-	-
Deferred income taxes - current	-	-	(150)	(150)	-	-	(57)	(57)	-	-	(58)	(58)
Income taxes receivable	-	-	(728)	(728)	-	-	(331)	(331)	-	-	(384)	(384)
Deferred income taxes - non-current	-	-	(324)	(324)	-	-	-	-	-	-	-	-
Current maturities of long-term debt	-	-	196	196	-	-	4,880	4,880	-	-	4,863	4,863
Income taxes payable - current	-	-	224	224	-	-	153	153	-	-	329	329
Income taxes payable - long-term	-	-	3,876	3,876	-	-	3,690	3,690	-	-	3,603	3,603
Deferred income taxes - non-current	-	-	982	982	-	-	1,092	1,092	-	-	1,078	1,078
Long-term debt, less current maturities	-	-	11,491	11,491	-	-	11,529	11,529	-	-	11,568	11,568

Total Capital Employed	$47,202	$11,861	$(1,767)	$57,296	$48,543	$12,401	$(2,079)	$58,865	$46,061	$9,137	$(496)	$54,702

	As of the three Months Ended August 2, 2009				As of the three Months Ended May 3, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	57,772	16,128	18,511	92,411	58,626	22,078	14,590	95,294
Total liabilities	(10,138)	(7,670)	(24,427)	(42,235)	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$47,634	$8,458	$(5,916)	$50,176	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-	-	(15,481)	(15,481)	-	-	(11,797)	(11,797)
Short-term investments	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	(52)	(52)	-	-	(54)	(54)
Income taxes receivable	-	-	(396)	(396)	-	-	(210)	(210)
Deferred income taxes - non-current	-	-	-	-	-	-	-	-
Current maturities of long-term debt	-	-	4,817	4,817	-	-	4,764	4,764
Income taxes payable - current	-	-	72	72	-	-	83	83
Income taxes payable - long-term	-	-	3,538	3,538	-	-	3,264	3,264
Deferred income taxes - non-current	-	-	1,072	1,072	-	-	974	974
Long-term debt, less current maturities	-	-	11,618	11,618	-	-	11,604	11,604

Total Capital Employed	$47,634	$8,458	$(728)	$55,364	$47,254	$11,079	$(1,674)	$56,659

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$47,339	$10,587	$(1,349)	$56,577

Notes:

(1)	Operating income excludes restructuring and related charges and credits--see reconciliation per page 5 of this financial information release.

(2)
Return on average capital employed represents operating income for fiscal 2010 then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the five periods ending May 3,2009, August 2,2009, November 1, 2009, January 31, 2010, and May 2, 2010.